                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------


                          DATE OF REPORT: MAY 24, 1999


                          ----------------------------


                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          ----------------------------


        Delaware                     0-26802                 58-2360335
    ----------------         ---------------------      -----------------------
    (STATE OR OTHER          (COMMISSION FILE NO.)          (IRS EMPLOYER
    JURISDICTION OF                                      IDENTIFICATION NUMBER)
    INCORPORATION OR
    ORGANIZATION)


                          ----------------------------


                          4411 East Jones Bridge Road
                            Norcross, Georgia 30092
                                 (678) 375-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                          ----------------------------

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS

         On May 24, 1999, CheckFree Holdings Corporation, a Delaware corporation ("CheckFree"), and Intuit Inc. ("Intuit") announced that they have reached an amicable resolution of the issues that led to Intuit's lawsuit filed in March 1999 and the subsequent arbitration proceedings. The specific terms of the settlement were not disclosed.

         CheckFree's press release issued May 24, 1999 regarding the Settlement Agreement is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              Exhibit No.                          Description

                  99 Press release of CheckFree Holdings Corporation issued May 24, 1999, regarding the Settlement Agreement.

                                       SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHECKFREE HOLDINGS CORPORATION

Date:  May 24, 1999               By: /s/ Allen L. Shulman
                                     -------------------------------------------
                                     Allen L. Shulman, Executive
                                     Vice President, Chief Financial
                                     Officer and General Counsel
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                                 EXHIBIT INDEX

Exhibit No.                             Description

   99               Press release of CheckFree Holdings Corporation issued
                    May 24, 1999, regarding the Settlement Agreement.
